SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 Current Report


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                          Date of Report: June 28, 1996
                        (Date of earliest event reported)


                        ELECTRONICS COMMUNICATIONS CORP.
              Exact name of registrant as specified in its charter


           Delaware                        1-13764                 11-2649088
State of other jurisdiction of        Commission File No.        I.R.S. Employer
incorporation or organization                                        ID No.


                    10 Plog Road, Fairfield, New Jersey 07004
                   (Address of principal executive offices)


Registrant's telephone number, including area code: (201) 808-8862


                   4 Madison Road, Fairfield, New Jersey 07004
          (Former name or former address if changed since last report)

Item 2.   Acquisition and Deposition of Assets

     On June 28, 1996, the Company completed the acquisition of 51% of the issued and outstanding stock of Threshold Communications, Inc. ("TCI") for an aggregate purchase price of $1,114,000. Previously, the Company loaned TCI an aggregate of $725,000, which in addition to 194,500 shares of the Company's Common Stock (at the time was $2.00 per share) represented the consideration paid by the Company. TCI is a recently formed corporation engaged in the radio paging business. TCI has recently acquired a paging subscriber base, associated paging hardware and a paging carrier agreement with Skytel, a company that provides nationwide paging, voice messaging and related messaging services to subscribers and others. In addition, TCI owns a 900 megahertz FCC paging license in the Paging Service Area and holds a long-term lease for a paging transmission site.

     On March 22, 1996 TCI acquired substantially all of the assets and assumed certain liabilities of General Communications and Electronics, Inc. ("GCE"). As part of the transaction with GCE, TCI, became a paging reseller with a subscriber base of approximately 9,000 persons. TCI offers paging service primarily through various paging carriers in the New York metropolitan area. TCI offers national paging service through a sales and distribution agreement with Skytel. Under this agreement, TCI pursues regional and national accounts through its present dealer network in the Paging Service Area. TCI also has the necessary infrastructure to operate a paging operation, including but not limited to a full service technical shop and repair facility, engineering capability, marketing and sales force, billing and collection systems and ancillary product support capability for paging related products.

Item 7.   Financial Statement and Exhibits

     (a)  Financial Statement of Business Acquired

          Not Applicable

     (b)  Pro Forma Financial Information

     The following unaudited pro forma condensed consolidated financial statements are filed with this report:

     Pro Forma Consolidated Balance Sheet as of December 31, 1996...F-1 - F-2

     Pro Forma Consolidated Statement of Operations for Year Ended
       December 31, 1995 ...........................................F-3

     Notes to Unaudited Pro Forma Consolidated Financial Statements
       as of December 31, 1995 .....................................F-4 - F-6

     Pro Forma Consolidated Balance Sheet as of March 31, 1996......F-7 - F-8

     Pro Forma Consolidated Statement of Operations for Quarter
       Ended March 31, 1996.........................................F-9

     Note to Unaudited Pro Forma Consolidated Financial Statements
       as of March 31, 1996.........................................F-10 -  F-11

     The December 31, 1995 statements include the historical balance sheets of the Company, Threshold Communications Inc. ("TCI"), and General Tower of America Inc. ("GTA"). On March 22, 1996, TCI acquired substantially all of the assets of General Communications and Electronics Inc. ("GCE") for $1,420,529 with the assumption of liabilities in the amount of $469,746. Certain assets and liabilities not included in the sale remained with GCE. The following GCE balance sheet is a pro forma balance sheet with represents the assets and liabilities acquired by TCI. GCE's statement of operations presented herein represents historical data. For the purpose of Unaudited Pro Forma Consolidated Financial Data, the purchase of GCE's assets was treated as a purchase of a wholly owned subsidiary. On March 22, 1996, TCI purchased 56 2/3% of the common stock of GTA for $1.

     On June 28, 1996, the Company acquired 51% of the common stock of TCI for $1,114,000.

     The March 31, 1996 statements include the historical consolidated balance sheets of the Company and TCI. GCE's historical balance sheet was omitted because of the sale of its assets to TCI on March 22, 1996. GTA's historical balance sheet and statement of operations is included by its consolidation with TCI. GCE's statement of operations is representative of historical data.

     The statements below reflect the acquisitions in a two part process. The first part reflects TCI's acquisition of certain assets of GCE and creates a pro forma consolidated TCI statement. The second part step consolidates the pro forma TCI statement with the Company to arrive at the Unaudited Pro Forma Consolidated Financial Data.

     The pro forma assumes that all of the acquisitions occurred at the beginning of the period presented. The consolidation of TCI, GCE, GTA and the Company have been prepared using the purchase method of accounting, whereby the total cost of the acquisition was allocated to the tangible and intangible assets acquired and liabilities assumed based upon their respective fair values as of the date of the actual transaction. For the purpose of the Unaudited Pro Forma Consolidated Financial Data, such allocations were made based upon preliminary valuations and other studies. The final purchase price allocation in the Company's 1996 audited consolidated financial statements may have a material impact on the accompanying Unaudited Pro Forma Consolidated Financial Data. The Unaudited Pro Forma Consolidated Financial Data does not purport to represent or be indicative of what the results of operation or financial position of the Company would actually have been if all the acquisitions and related transactions had in fact occurred on such dates or to project the results of operations or financial position of the Company for any future data or period. The Unaudited Pro Forma Consolidated Financial Data should be read together with the consolidated financial statements of the Company and related notes included elsewhere in this prospectus.

     The following unaudited pro forma financial statements for the Company have been prepared based upon certain pro forma adjustments to the historical financial statements of the Company as of December 31, 1995 and March 31, 1996 set forth elsewhere.

                         ELECTRONICS COMMUNICATION CORP.
                 UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA

                                                        PRO FORMA       HISTORICAL     HISTORICAL          PROFORMA         NOTE
                                                           GCE              TCI            GTA            ADJUSTMENTS
                                                       (UNAUDITED)      (UNAUDITED)    (UNAUDITED)
BALANCE SHEET
DECEMBER 31, 1995

  CURRENT ASSETS:
CASH                                                       $2,833            $329          $6,001
ACCOUNTS RECEIVABLE                                       185,133                          73,128
INVESTMENT IN TCI
LOANS RECEIVABLE                                                          104,560
ADVANCE TCI
AUCTION DEPOSIT - FCC
INVENTORY                                                  54,636                          20,168
PREPAID EXPENSES                                           17,815
                                                 --------------------------------------------------------------------------------
  TOTAL CURRENT ASSETS                                    260,416         104,889          99,297

  FIXED ASSETS:
PROPERTY & EQUIPMENT                                      502,100         150,000          11,486           (100,000)        (7)
LESS: ACCUMULATED DEPRECIATION                                             (5,355)         (2,297)             3,572         (8)
                                                 --------------------------------------------------------------------------------

  TOTAL FIXED ASSETS-CARRYING VALUE                       502,100         144,645           9,189            (96,428)

  OTHER ASSETS:
DEFERRED ACQUISITION COSTS                                                150,000
PAGING CARRIER AGREEMENT                                  375,217         150,097                           (100,141)        (7)
DEFERRED FCC COST
INTERCOMPANY-GTA                                          198,426                                           (198,426)        (9)
SECURITY DEPOSITS AND OTHER ASSETS                         22,542
                                                 --------------------------------------------------------------------------------
  TOTAL OTHER ASSETS                                      596,185         300,097                           (298,567)
                                                 --------------------------------------------------------------------------------

   TOTAL ASSETS                                        $1,358,701        $549,631        $108,486          ($394,995)
                                                 ================================================================================


                                                                                                                     UNAUDITED
                                                    PRO FORMA       HISTORICAL         PROFORMA        NOTE          PRO FORMA
                                                   CONSOLIDATED        ELCC          ADJUSTMENTS                    CONSOLIDATED
                                                        TCI                                                        FINANCIAL DATA
BALANCE SHEET
DECEMBER 31, 1995

  CURRENT ASSETS:
CASH                                                    $9,163      $1,118,000        ($175,000)       (11)            $952,163
ACCOUNTS RECEIVABLE                                    258,261       2,204,789                                        2,463,050
INVESTMENT IN TCI                                                                                      (14)
LOANS RECEIVABLE                                       104,560                                                          104,560
ADVANCE TCI                                                            550,000        ($550,000)     (11),(12)
AUCTION DEPOSIT - FCC                                                1,000,000                                        1,000,000
INVENTORY                                               74,804         476,796                                          551,600
PREPAID EXPENSES                                        17,815          78,849                                           96,664
                                             -----------------------------------------------------------------------------------
  TOTAL CURRENT ASSETS                                 464,602       5,428,434         (725,000)                      5,168,036

  FIXED ASSETS:
PROPERTY & EQUIPMENT                                   563,586         335,858         $250,000        (15)           1,149,444
LESS: ACCUMULATED DEPRECIATION                          (4,080)        (75,544)         ($6,250)       (12)             (85,874)
                                             -----------------------------------------------------------------------------------

  TOTAL FIXED ASSETS-CARRYING VALUE                    559,506         260,314          243,750                       1,063,570

  OTHER ASSETS:
DEFERRED ACQUISITION COSTS                             150,000         225,787                                          375,787
PAGING CARRIER AGREEMENT                               425,173            (602)        $275,654      (15),(16)          700,225
DEFERRED FCC COST                                                      293,810                                          293,810
INTERCOMPANY-GTA
SECURITY DEPOSITS AND OTHER ASSETS                      22,542          38,915                                           61,457
                                             -----------------------------------------------------------------------------------
  TOTAL OTHER ASSETS                                   597,715         557,910          275,654                       1,431,279
                                             -----------------------------------------------------------------------------------

   TOTAL ASSETS                                     $1,621,823      $6,246,658        ($205,596)                     $7,662,885
                                             ===================================================================================

                         ELECTRONICS COMMUNICATION CORP.
                 UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA


                                                         PRO FORMA       HISTORICAL      HISTORICAL          PROFORMA      NOTE
                                                            GCE              TCI            GTA            ADJUSTMENTS
                                                        (UNAUDITED)      (UNAUDITED)     (UNAUDITED)
BALANCE SHEET
DECEMBER 31, 1995

    LIABILITIES:
ACCOUNTS PAYABLE                                          $560,263                         $20,196
INTERCOMPANY DUE TO GCE                                                                    198,426           (198,426)      (9)
NOTES PAYABLE-CURRENT
PRIVATE PLACEMENT ADVANCE
NOTES PAYABLE NITAS                                                                                           350,000       (5)
LOAN PAYABLE                                                               550,000                            564,000       (5)
SHAREHOLDERS LOAN                                                            7,043                                  1       (1)
ACCRUED EXPENSES                                                               904             892
                                                  --------------------------------------------------------------------------------

   TOTAL  LIABILITIES                                      560,263         557,947         219,514            715,575

MINORITY INTEREST                                                                                             (48,109)    (2),(4)

   SHAREHOLDER EQUITY:
COMMON STOCK                                               914,000              49                           (914,000)      (5)
ADDITIONAL PAID IN CAPITAL                                                     951
RETAINED EARNINGS (DEFICIT)                               (115,562)         (9,316)       (111,028)          (130,228)     (10)
EXCESS OF COST OVER BOOK VALUE                                                                                (18,231)    (2),(3)
NOTES RECEIVABLE FROM WARRANTS
                                                  --------------------------------------------------------------------------------

   TOTAL SHAREHOLDERS EQUITY                               798,438          (8,316)       (111,028)        (1,062,459)
                                                  --------------------------------------------------------------------------------

   TOTAL LIABILITIES & EQUITY                           $1,358,701        $549,631        $108,486          ($394,993)
                                                  ================================================================================



                                                                                                                       UNAUDITED
                                                      PRO FORMA       HISTORICAL          PROFORMA        NOTE         PRO FORMA
                                                     CONSOLIDATED        ELCC           ADJUSTMENTS                   CONSOLIDATED
                                                         TCI                                                         FINANCIAL DATA
BALANCE SHEET
DECEMBER 31, 1995

    LIABILITIES:
ACCOUNTS PAYABLE                                        $580,459      $1,783,344                                       $2,363,803
INTERCOMPANY DUE TO GCE
NOTES PAYABLE-CURRENT                                                  1,382,045                                       $1,382,045
PRIVATE PLACEMENT ADVANCE                                                116,223                                         $116,223
NOTES PAYABLE NITAS                                      350,000                            389,000       (11)           $739,000
LOAN PAYABLE                                           1,114,000                         (1,114,000)      (13)
SHAREHOLDERS LOAN                                          7,044         252,007                                         $259,051
ACCRUED EXPENSES                                           1,796         248,764                                         $250,560
                                                 ---------------------------------------------------------------------------------

   TOTAL  LIABILITIES                                  2,053,299       3,782,383           (725,000)                    5,110,682

MINORITY INTEREST                                        (48,109)                           366,944     (18),(19)         318,835

   SHAREHOLDER EQUITY:
COMMON STOCK                                                  49         150,186                (49)    (13),(14)         150,186
ADDITIONAL PAID IN CAPITAL                                   951       5,320,629               (951)    (13),(14)       5,320,629
RETAINED EARNINGS (DEFICIT)                             (366,134)     (2,947,541)           153,460     (19),(23)      (3,160,215)
EXCESS OF COST OVER BOOK VALUE                           (18,231)                                       (14),(15)         (18,231)
NOTES RECEIVABLE FROM WARRANTS                                           (59,001)                                         (59,001)
                                                 ---------------------------------------------------------------------------------

   TOTAL SHAREHOLDERS EQUITY                            (383,365)      2,464,273            152,460                     2,233,368
                                                 ---------------------------------------------------------------------------------

   TOTAL LIABILITIES & EQUITY                         $1,621,825      $6,246,656          ($205,596)                   $7,662,885
                                                 =================================================================================

                         ELECTRONICS COMMUNICATION CORP.
                 UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA

                                                        PRO FORMA       HISTORICAL      HISTORICAL          PROFORMA        NOTE
                                                           GCE              TCI            GTA            ADJUSTMENTS
                                                       (UNAUDITED)      (UNAUDITED)     (UNAUDITED)
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995

   INCOME:
SALES-ELECTRONICS
SALES-COMMISSIONS
SALES-TCI                                                                 123,394
SALES-GTA                                                                                 579,723
SALES-GCE                                               1,906,986                                           (123,394)       (6)
SERVICE CHARGE-GTA                                        119,983                                           (119,983)       (6)
                                                 ---------------------------------------------------------------------------------

   TOTAL INCOME                                         2,026,969         123,394         579,723           (243,377)

   COST OF SALES
COST OF SALES-ELECTRONICS
COST OF SALES-COMMISSIONS
COST OF SALES-TCI                                                         123,394                           (123,394)       (6)
COST OF SALES-GTA                                                                         335,264           (119,983)       (6)
COST OF SALES-GCE                                       1,040,827
OTHER
                                                 ---------------------------------------------------------------------------------

   TOTAL COST OF SALES                                  1,040,827         123,394         335,264           (243,377)
                                                 ---------------------------------------------------------------------------------

   GROSS PROFIT                                           986,142                         244,459
                                                 ---------------------------------------------------------------------------------

OPERATING EXPENSES                                        986,141           5,073         318,722
DEPRECIATION & AMORTIZATION                               195,472           7,899           2,297             (3,974)     (3),(8)
                                                 ---------------------------------------------------------------------------------
   OPERATING PROFIT (LOSS)                               (195,471)        (12,972)        (76,560)             3,974

INTEREST INCOME                                                             4,560
INTEREST EXPENSE                                          121,934
GAIN OR (LOSS) ON SALE OF ASSET                           201,844                                            201,844        (7)

MINORITY INTEREST IN LOSS                                                                                     33,173
PROVISION FOR TAXES                                                           904
                                                 ---------------------------------------------------------------------------------

NET INCOME (LOSS) FOR PERIOD                            ($115,561)        ($9,316)       ($76,560)          $238,991
                                                 =================================================================================


(LOSS) PER COMMON SHARE

AVERAGE SHARES OUTSTANDING


                                                                                                                      UNAUDITED
                                                     PRO FORMA       HISTORICAL          PROFORMA        NOTE         PRO FORMA
                                                    CONSOLIDATED        ELCC            ADJUSTMENTS                  CONSOLIDATED
                                                         TCI                                                        FINANCIAL DATA
                                                      ---------     -----------           --------                    -----------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995

   INCOME:
SALES-ELECTRONICS                                                    $4,943,988           ($22,978)      (20)          $4,921,010
SALES-COMMISSIONS                                                     3,792,527            (24,260)      (22)           3,768,267
SALES-TCI                                               123,394                             (3,889)      (21)             119,505
SALES-GTA                                               579,723                                                           579,723
SALES-GCE                                             1,783,592                                                         1,783,592
SERVICE CHARGE-GTA
                                                 ---------------------------------------------------------------------------------

   TOTAL INCOME                                       2,486,709       8,736,515            (51,127)                    11,172,097

   COST OF SALES
COST OF SALES-ELECTRONICS                                             4,362,652             (3,889)      (21)           4,358,763
COST OF SALES-COMMISSIONS                                             3,195,601                                         3,195,601
COST OF SALES-TCI                                                                          (22,978)      (20)
COST OF SALES-GTA                                       215,281                                                           215,281
COST OF SALES-GCE                                     1,040,827                            (24,260)      (22)             993,589
OTHER                                                                     5,841                                             5,841
                                                 ---------------------------------------------------------------------------------

   TOTAL COST OF SALES                                1,256,108       7,564,094            (51,127)                     8,769,075
                                                 ---------------------------------------------------------------------------------

   GROSS PROFIT                                       1,230,601       1,172,421                                         2,403,022
                                                 ---------------------------------------------------------------------------------

OPERATING EXPENSES                                    1,309,936       3,801,381                                         5,111,317
DEPRECIATION & AMORTIZATION                             201,694                             25,946       (16)             227,640
                                                 ---------------------------------------------------------------------------------
   OPERATING PROFIT (LOSS)                             (281,029)     (2,628,960)           (25,946)                    (2,935,935)

INTEREST INCOME                                           4,560                                                             4,560
INTEREST EXPENSE                                        121,934                                                           121,934
GAIN OR (LOSS) ON SALE OF ASSET

MINORITY INTEREST IN LOSS                                33,173                                                            33,173
PROVISION FOR TAXES                                         904                                                               904
                                                 ---------------------------------------------------------------------------------

NET INCOME (LOSS) FOR PERIOD                          ($366,134)    ($2,628,960)          ($25,946)                   ($3,021,040)
                                                 =================================================================================


(LOSS) PER COMMON SHARE                                                                                                    ($0.92)

AVERAGE SHARES OUTSTANDING                                                                                              3,267,657

           Notes to Unaudited Pro Forma Consolidated Balance Sheet
              and Statements of Operations for the period ending
                              December 31, 1995


Note 1

      Purchase of GTA stock by TCI.

Note 2

     To eliminate the investment account of TCI and set up the Minority Interest ownership portion of GTA. The purchase price of GTA exceeded the book value and there were no tangible assets to allocate value.

Note 3

     To amortize the difference between the cost paid by TCI over the book value of GTA for a 15 year period.

Note 4

     To allocate 43.33% of the loss from GTA to the minority shareholders (43.33% x $76,560).

Note 5

     Purchase of GCE's assets by TCI.

Note 6

     Elimination of intercompany sales between TCI, GCE and GTA.

Note 7

     To eliminate the profit and stepped up basis on an intercompany sale of pagers, customers list and paging carrier agreement that occurred on October 18, 1995 between TCI and GCE. The gross purchase price of the transaction was $250,000.

         Notes to Unaudited Pro Forma Consolidated Balance Sheet and
                Statements of Operations for the period ending
                              December 31, 1995


Note 8

     To reverse the depreciation and amortization expense that was a result of the stepped up basis from the transaction described in Note 7.

Note 9

     To eliminate intercompany loans between GTA and GCE.

Note 10

     To adjust Retained Earnings for the effect of the adjustments made to the Statement of Operations:

     $201,84      Add back on the gain on sale of equipment
    (33,173)      Less Minority Interest in loss
     (5,276)      Adjustment in depreciation and amortization
      1,302       Amortization of the difference between cost and book
   --------         value
   $164,697
   ========

Note 11

     To record funds loaned to TCI by the Company for their acquisition of GCE.

Note 12

     To record 51% investment by the Company in TCI and its subsidiary.

Note 13

     To record TCI's sale of securities to the Company.

Note 14

     To eliminate the investment account and the related equities on the books of the Company and TCI.

         Notes to Unaudited Pro Forma Consolidated Balance Sheet and
                Statements of Operations for the period ending
                              December 31, 1995


Note 15

     To allocate the cost over book value in order to restate identifiable assets at fair value on TCI's books.

                                    Book        Fair     Net Amount
                                    Value       Value     Allocated
                                  --------    --------   ----------
Paging Carrier Agreements         $426,014    $721,364    $295,350
Leasehold Improvements                 -0-     250,000     250,000
                                  --------    --------    --------
                                  $426,014    $971,364    $545,350
                                  ========    ========    ========

Note 16

     To amortize the step up in cost basis of the Paging Carrier Agreements in
Note 15 over a 15 year period.

Note 17

     To depreciate the step up in cost basis of Leasehold Improvements in Note 15 over a 40 year period.

Note 18

     To record the Minority Interest ownership of TCI and its subsidiary.

Note 19

     To eliminate TCI's Minority Interest's portion of the net loss from operations.

Notes 20, 21 & 22

     To eliminate intercompany sales between the Company and TCI.

Note 23

     To adjust Retained Deficit for the effects of adjustments made to the Statement of Operations.

                ELECTRONICS COMMUNICATION CORP. AND SUBSIDIARIES
                 UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA

                                                                                                                        PRO FORMA
                                                        PRO FORMA      HISTORICAL         PRO FORMA                   CONSOLIDATED
                                                           GCE             TCI           ADJUSTMENTS      NOTE            TCI
                                                       (UNAUDITED)     (UNAUDITED)
BALANCE SHEET
MARCH 31,1 996

   CURRENT ASSETS:
CASH                                                                       $20,868                                        $20,868
ACCOUNTS RECEIVABLE                                                        268,470                                       $268,470
LOANS RECEIVABLE                                                           106,560                                       $106,560
ADVANCE TCI
AUCTION DEPOSIT - FCC
LOANS & EXCHANGES
INVENTORY                                                                   54,636                                        $54,636
PREPAID EXPENSES                                                            35,317                                        $35,317
INVESTMENT IN TCI
                                                   --------------------------------------------------------------------------------
   TOTAL CURRENT ASSETS                                                    485,851                                       $485,851

   FIXED ASSETS:
PROPERTY & EQUIPMENT                                                       663,486                                       $663,486
LESS: ACCUMULATED DEPRECIATION                                             (38,211)                                      ($38,211)
                                                   --------------------------------------------------------------------------------

   TOTAL FIXED ASSETS-CARRYING VALUE                                       625,275                                       $625,275

   OTHER ASSETS:
DEFERRED PLACEMENT COSTS
PAGING CARRIER AGREEMENT                                                   677,858                                       $677,858
DEFERRED FCC COSTS
SECURITY DEPOSITS                                                           22,542                                        $22,542
OTHER ASSETS                                                                (5,323)                                       ($5,323)
                                                   --------------------------------------------------------------------------------
   TOTAL OTHER ASSETS                                                      695,077                                       $695,077
                                                   --------------------------------------------------------------------------------

   TOTAL ASSETS                                                         $1,806,203                                     $1,806,203
                                                   ================================================================================


                                                             HISTORICAL                                             UNAUDITED
                                                                ELCC             PRO FORMA                          PRO FORMA
                                                             (UNAUDITED)        ADJUSTMENTS         NOTE           CONSOLIDATED
                                                                                                                  FINANCIAL DATA
BALANCE SHEET
MARCH 31,1 996

   CURRENT ASSETS:
CASH                                                         $1,154,329                                             $1,175,197
ACCOUNTS RECEIVABLE                                           1,276,394                                              1,544,864
LOANS RECEIVABLE                                                                                                       106,560
ADVANCE TCI                                                   1,114,000         (1,114,000)         (5)
AUCTION DEPOSIT - FCC                                         1,000,000                                              1,000,000
LOANS & EXCHANGES                                                 9,999                                                  9,999
INVENTORY                                                       550,099                                                604,735
PREPAID EXPENSES                                                 72,589                                                107,906
INVESTMENT IN TCI                                                                                 (5),(7)
                                                   ----------------------------------------------------------------------------
   TOTAL CURRENT ASSETS                                       5,177,410         (1,114,000)                          4,549,261

   FIXED ASSETS:
PROPERTY & EQUIPMENT                                            454,755            250,000          (8)              1,368,241
LESS: ACCUMULATED DEPRECIATION                                  (86,483)            (1,562)         (9)               (126,256)
                                                   ----------------------------------------------------------------------------

   TOTAL FIXED ASSETS-CARRYING VALUE                            368,272            248,438                           1,241,985

   OTHER ASSETS:
DEFERRED PLACEMENT COSTS                                        364,144                                                364,144
PAGING CARRIER AGREEMENT                                                           295,099        (8),(9)              972,957
DEFERRED FCC COSTS                                              306,410                                                306,410
SECURITY DEPOSITS                                                53,211                                                 75,753
OTHER ASSETS                                                     45,985                                                 40,662
                                                   ----------------------------------------------------------------------------
   TOTAL OTHER ASSETS                                           769,750            295,099                           1,759,925
                                                   ----------------------------------------------------------------------------

   TOTAL ASSETS                                              $6,315,432          ($570,463)                         $7,551,171
                                                   ============================================================================

                ELECTRONICS COMMUNICATION CORP. AND SUBSIDIARIES
                 UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA

                                                                                                                       PRO FORMA
                                                     PRO FORMA      HISTORICAL          PRO FORMA                     CONSOLIDATED
                                                       GCE              TCI            ADJUSTMENTS     NOTE               TCI
                                                    (UNAUDITED)     (UNAUDITED)
BALANCE SHEET
MARCH 31, 1996

   LIABILITIES:
ACCOUNTS PAYABLE                                                      $549,959            $22,894       (3)              $572,853
NOTES PAYABLE-CURRENT                                                1,464,000                                         $1,464,000
SHAREHOLDERS LOAN                                                        9,141                                             $9,141
ACCRUED EXPENSES                                                         3,476                                             $3,476
                                               ------------------------------------------------------------------------------------

   TOTAL LIABILITIES                                                 2,026,576             22,894                      $2,049,470

MINORITY INTEREST                                                      (91,447)            23,432       (1)              ($68,015)

   SHAREHOLDER EQUITY:
COMMON STOCK                                                                49                                                $49
ADDITIONAL PAID IN CAPITAL                                                 951                                               $951
RETAINED DEFICIT                                                       (67,005)           (46,326)                      ($113,331)
EXCESS OF COST OVER BOOK                                               (62,921)                                          ($62,921)
NOTES RECEIVABLE FROM WARRANTS

   TOTAL SHAREHOLDERS EQUITY                                          (128,926)           (46,326)                      ($175,252)
                                               ------------------------------------------------------------------------------------

   TOTAL LIABILITIES & EQUITY                                       $1,806,203                                         $1,806,203
                                               ====================================================================================


                                                     HISTORICAL                                                       UNAUDITED
                                                         ELCC               PRO FORMA                                 PRO FORMA
                                                     (UNAUDITED)           ADJUSTMENTS             NOTE              CONSOLIDATED
                                                                                                                    FINANCIAL DATA
BALANCE SHEET
MARCH 31, 1996

   LIABILITIES:
ACCOUNTS PAYABLE                                        $963,901                                                      $1,536,754
NOTES PAYABLE-CURRENT                                  1,450,974           (1,114,000)              (6)                1,800,974
SHAREHOLDERS LOAN                                        198,948                                                         208,089
ACCRUED EXPENSES                                         697,555                                                         701,031
                                               ----------------------------------------------------------------------------------

   TOTAL LIABILITIES                                   3,311,378           (1,114,000)                                 4,246,848

MINORITY INTEREST                                                             490,819            (11),(12)               422,804

   SHAREHOLDER EQUITY:
COMMON STOCK                                             163,383                  (49)            (6),(11)               163,383
ADDITIONAL PAID IN CAPITAL                             5,812,654                 (951)          (6),(7),(11)           5,812,654
RETAINED DEFICIT                                      (2,946,284)              53,719             (7),(11)            (3,005,896)
EXCESS OF COST OVER BOOK                                                                          (7),(8)                (62,921)
NOTES RECEIVABLE FROM WARRANTS                           (25,701)                                                        (25,701)

   TOTAL SHAREHOLDERS EQUITY                           3,004,052               52,719                                  2,881,519
                                               ----------------------------------------------------------------------------------

   TOTAL LIABILITIES & EQUITY                         $6,315,430            ($570,462)                                $7,551,171
                                               ==================================================================================

                ELECTRONICS COMMUNICATION CORP. AND SUBSIDIARIES
                 UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA

                                                                                                                      PRO FORMA
                                                       PRO FORMA      HISTORICAL         PRO FORMA                   CONSOLIDATED
                                                          GCE            TCI            ADJUSTMENTS      NOTE             TCI
                                                      (UNAUDITED)     (UNAUDITED)
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED MARCH 31,1996

   INCOME:
SALES-ELECTRONICS
SALES-COMMISSIONS
SALES-TCI                                                              $289,005                                         $289,005
SALES-GTA
SALES-GCE                                              $506,656                          ($116,340)       (4)           $390,316
                                                  --------------------------------------------------------------------------------

   TOTAL INCOME                                         506,656         289,005           (116,340)                     $679,321

   COST OF SALES
COST OF SALES-ELECTRONICS
COST OF SALES-COMMISSIONS
COST OF SALES-TCI                                                       239,622           (116,340)       (4)           $123,282
COST OF SALES-GTA
COST OF SALES-GCE                                       235,750                                                         $235,750
                                                  --------------------------------------------------------------------------------

   TOTAL COST OF SALES                                  235,750         239,622           (116,340)                     $359,032
                                                  --------------------------------------------------------------------------------

   GROSS PROFIT                                         270,906          49,383                                         $320,289
                                                  --------------------------------------------------------------------------------

OPERATING EXPENSES                                      229,337         119,008                                         $348,345
DEPRECIATION & AMORTIZATION                              45,381          33,398                                          $78,779
                                                  --------------------------------------------------------------------------------
   OPERATING PROFIT (LOSS)                               (3,812)       (103,023)                                       ($106,835)

INTEREST INCOME                                                           2,000                                           $2,000
INTEREST EXPENSE                                         19,083               5                                          $19,088
GAIN OR LOSS ON SALE OF ASSET                           164,863                           (164,863)       (2)

MINORITY INTEREST IN LOSS                                                43,339            (23,432)       (1)            $19,907

PROVISION FOR TAXES
                                                  --------------------------------------------------------------------------------

NET INCOME (LOSS) FOR PERIOD                           $141,968        ($57,689)         ($188,295)                    ($104,016)
                                                  ================================================================================

INCOME(LOSS) PER COMMON SHARE

AVERAGE SHARES OUTSTANDING

                                                     HISTORICAL                                                      UNAUDITED
                                                        ELCC                 PRO FORMA                               PRO FORMA
                                                     (UNAUDITED)            ADJUSTMENTS             NOTE            CONSOLIDATED
                                                                                                                   FINANCIAL DATA
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED MARCH 31,1996

   INCOME:
SALES-ELECTRONICS                                      $983,728              ($28,449)              (13)               $955,279
SALES-COMMISSIONS                                     1,279,798                                                       1,279,798
SALES-TCI                                                                                                               289,005
SALES-GTA
SALES-GCE                                                                                                               390,316
                                                  ------------------------------------------------------------------------------

   TOTAL INCOME                                       2,263,526               (28,449)                                2,914,398

   COST OF SALES
COST OF SALES-ELECTRONICS                             1,001,185               (28,449)              (13)                972,736
COST OF SALES-COMMISSIONS                               716,066                                                         716,066
COST OF SALES-TCI                                                                                                       123,282
COST OF SALES-GTA
COST OF SALES-GCE                                                                                                       235,750
                                                  ------------------------------------------------------------------------------

   TOTAL COST OF SALES                                1,717,251               (28,449)                                2,047,834
                                                  ------------------------------------------------------------------------------

   GROSS PROFIT                                         546,275                                                         866,564
                                                  ------------------------------------------------------------------------------

OPERATING EXPENSES                                      534,004                                                         882,349
DEPRECIATION & AMORTIZATION                              11,014                 6,564             (9),(10)               96,357
                                                  ------------------------------------------------------------------------------
   OPERATING PROFIT (LOSS)                                1,257                                                        (112,142)

INTEREST INCOME                                                                                                           2,000
INTEREST EXPENSE                                                                                                         19,088
GAIN OR LOSS ON SALE OF ASSET

MINORITY INTEREST IN LOSS                                                      50,967               (12)                 70,874

PROVISION FOR TAXES
                                                  ------------------------------------------------------------------------------

NET INCOME (LOSS) FOR PERIOD                             $1,257               $50,967                                  ($58,356)
                                                  ==============================================================================

INCOME(LOSS) PER COMMON SHARE                                                                                            ($0.02)

AVERAGE SHARES OUTSTANDING                                                                                            3,267,657

         Notes to Unaudited Pro Forma Consolidated Balance Sheet and
                Statements of Operations for the period ending
                                March 31, 1996


Note 1

     To adjust the loss from GTA to reflect ownership from January 1, 1996 through March 21, 1996.

        $45,940     Loss from operations of GTA for the quarter
                    ending 3/31/96
        (26,033)    $45,940 x 56.667%
        -------
         19,907     Minority Interest in Loss
         43,339     Amount Allocated to Minority Interest Loss
        -------
        $23,432     Amount of Additional Loss to Realize
        =======

Note 2

     To eliminate the gain GCE realized on the sale of its assets.

Note 3

     To record the loss from operations of GCE assuming the acquisition occurred in the beginning of the period. It is assumed that TCI would have increased liabilities in the event of an additional loss of $22,894.

Note 4

     To eliminate intercompany sales between TCI and GCE.

Note 5

     To record 51% investment by the Company in TCI and its subsidiary.

Note 6

     To record TCI's sale of securities to the Company.

Note 7

     To eliminate the investment account and the related equities on the books of the Company and TCI.

         Notes to Unaudited Pro Forma Consolidated Balance Sheet and
                Statements of Operations for the period ending
                                March 31, 1996

Note 8

     To allocate the cost over book value in order to restate identifiable assets at fair value on TCI's books.

                                    Book        Fair    Net Amount
                                    Value       Value    Allocated
                                  --------    --------  ----------
Paging Carrier Agreement          $677,858    $300,101  $  977,959
Leasehold Improvements                 -0-     250,000     250,000
                                  --------    --------  ----------
                                  $677,858    $550,101  $1,227,959
                                  ========    ========  ==========

Note 9

     To amortize the additional amount of fair value recognized in Note 8 for the Paging Carrier Agreements over a 15 year period.

Note 10

     To depreciate the additional amount of fair value recognized in Note 8 for the Leasehold Improvements over a 40 year period.

Note 11

     To record the Minority Interest ownership of TCI and its subsidiary.

Note 12

     To eliminate TCI's Minority Interest portion of the net loss.

Note 13

     To eliminate intercompany sales.

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ELECTRONICS COMMUNICATIONS CORP.

                              By: /s/ William S. Taylor
                                  --------------------------------------------
                                      William S.  Taylor,  CEO,  President and
                                      Chairman of the Board

Date:  July 10, 1996